UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 29, 2013
Date of Report (Date of earliest event reported)

Janus Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30156
(Commission File Number)

98-0170257
(I.R.S. Employer Identification No.)

430 Park Ave.
Suite 702
New York, New York 10022
(Address of principal executive offices)

(800) 755-5815
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

Subscription Agreement

On November 29, 2013, Janus Resources, Inc. (the “Company”) entered into each of the following agreements with Kalen Capital Corporation (the “Investor”), a private corporation owning in excess of 10% of the Company’s issued and outstanding shares of common stock: (i) a Subscription Agreement (the “Subscription Agreement”); (ii) a Lock-Up Agreement (the “Lock-Up Agreement”); and (iii) a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Subscription Agreement, the Investor purchased 3,500,000 units of the Company’s equity securities (the “Units”) at a purchase price of $0.43 per Unit, for an aggregate purchase amount of $1,505,000. Each Unit consists of: (a) one share of common stock, par value $0.00001 (the “Common Stock”); (b) one Series B Stock Purchase Warrant (the “Series B Warrant”) exercisable for one share of Common Stock at an exercise price of $0.43 per share if exercised within the first eighteen months or $0.46 per share if exercised after the first eighteen months and prior to expiration on November 29, 2018; and (c) one Series C Stock Purchase Warrant (the “Series C Warrant”) exercisable for one share of Common Stock at an exercise price of $0.43 per share if exercised within the first eighteen months or $0.49 per share if exercised after the first eighteen months and prior to expiration on November 29, 2018. Each of the Series B Warrant and Series C Warrant contains a provision allowing the holder to exercise the respective warrant on a cashless basis as further set forth therein. The Unit price of $0.43 represents a 30% discount to the 20 day average closing price of the Common Stock as quoted on the OTC Markets Group Inc. QB tier (the “OTCQB”) as of October 31, 2013, the last trading date prior to the Company entering into a non-binding term sheet with the Investor regarding the purchase of the Units.

Lock-Up Agreement

Pursuant to the terms of the Lock-Up Agreement the Investor agreed that, for a period of nine months from the date of entry (the “Lock-Up Period”), the Investor will not, without the express written consent of the Company, make, offer to make, agree to make, or suffer any Disposition, as defined in the Lock-Up Agreement, of any of its shares of Common Stock owned as of the date of the Lock-Up Agreement and all shares of Common Stock acquired by the Investor during the Lock-Up Period, including any shares issued to the Investor upon exercise of warrants (collectively, the “Lock-Up Shares”). Additionally, the Investor agreed that, during the Lock-Up Period, it will not (i) grant any proxies or powers of attorney that would permit any such proxy or attorney-in-fact to take any action inconsistent with the Lock-Up Agreement, (ii) deposit the Lock-Up Shares into a voting trust or enter into a voting agreement with respect to the Lock-Up Shares; or (iii) take any action that would make any representation or warranty of the Investor untrue or incorrect or would result in a breach by the Investor of its obligations under the Lock-Up Agreement.

Registration Rights Agreement

Pursuant to the terms of the Registration Rights Agreement the Company has undertaken to file such number of registration statements as required to register for resale with the United States Securities and Exchange Commission (the “SEC”) all of the Lock-Up Shares. The Company will pay all expenses incidental to the preparation and filing of the Registration Agreements. Subject to any SEC Guidance, as defined in the Registration Rights Agreement, the Company will file an initial registration statement covering all of the Units, including all shares issuable upon exercise of the Series B Warrant and the Series C Warrant within ninety days of the expiration of the Lock-Up Agreement and will use its best efforts to cause the registration statement to go effective upon expiration of the Lock-Up Agreement. In the event that, pursuant to SEC Guidance, the Company is not permitted to register all of the Units in the initial registration statement, the Company will file such number of follow-on registration statements as may be required to register all of the Units for resale.

During the Effectiveness Period, as defined in the Registration Rights Agreement, and after the filing of the initial registration statement and any follow-on registration statements, the Investor will have the right to require the Company to file a registration statement covering such additional shares of Common Stock as requested by the Investor, subject to any SEC Guidance. As further set forth in the Registration Rights Agreement, the Company must file the additional registration statement within either sixty or ninety days from the date on which the Investor makes its request. In the event the Company fails to file a registration statement in the time period required, the Company will issue the Investor additional shares of Common Stock equal to 5% of the shares of Common Stock that were to be registered for every thirty day period for which the Company fails to file such registration statement, subject to proration for any portion of such thirty day period and up to a maximum number of shares of Common Stock equal to 25% of the number of shares of Common Stock that were to be registered. Additionally, in the event the Company fails to cause a registration statement to be declared effective within ninety days from the date of filing, the Company will issue the Investor additional shares of Common Stock equal to 2.5% of the shares of Common Stock that were to be registered for every thirty day period for which the Company fails to cause the SEC to declare such registration statement effective, subject to proration for any portion of such thirty day period and up to a maximum number of shares of Common Stock equal to 10% of the number of shares of Common Stock included in such registration statement.

The foregoing descriptions of the Series B Warrant and Series C Warrant, the Registration Rights Agreement, the Subscription Agreement and the Lock-Up Agreement (collectively, the “Financing Documents”) contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Financing Documents filed as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated herein by reference.

Neither the Common Stock that has been issued as part of the Units nor the Common Stock that may be issued upon exercise of the Series B Warrants or Series C Warrants may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Consulting Agreement

On December 1, 2013, the Company appointed Mr. Thomas Bold to serve as the Company’s President and Chief Executive Officer and entered into an at-will consulting agreement (the “Consulting Agreement”) with Mr. Bold. Pursuant to the terms of the Consulting Agreement, Mr. Bold is expected to serve on a part-time basis and will receive an annual fee of $50,000, payable in 12 equal installments which is prorated for any partial months during the term of the Consulting Agreement. In addition to Mr. Bold’s fee, he was issued a stock option to purchase up to 40,000 shares of the Company’s common stock (the “Option Shares”) at a price of $0.75 per share the closing price of the Company’s common stock as quoted on the OTCQB on November 29, 2013. Mr. Bold is eligible to receive a cash bonus to be determined by the Company’s Board of Directors, in its sole discretion and is reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in her performance of his duties upon submission and approval of written statements and bills in accordance with the then regular procedures of the Company. The Consulting Agreement may be terminated at any time by either Mr. Bold or the Company.

The foregoing is only a summary of the material provisions of the Consulting Agreement, it may not contain all of the information that is important to you and it is qualified in its entirety by reference to the Consulting Agreement itself, which is attached as Exhibit 10.3 hereto and is incorporated herein.

Stock Option Agreement

On December 1, 2013, the Company entered into a nonstatutory stock option agreement (the “Stock Option Agreement”) with Mr. Bold, setting forth the terms and conditions of the vesting and exercise of the Options Shares. Pursuant to the terms of the Stock Option Agreement, the Options Shares may be exercised on a “cashless basis” using the formula contained therein and, subject to Mr. Bold’s continued service as the Company’s President and Chief Executive Officer, vest as follows:

(a) 20,000 Options Shares vest on December 1, 2014; and
(b) 20,000 Options Shares vest on December 1, 2015.

The foregoing is only a summary of the material provisions of the Stock Option Agreement, it may not contain all of the information that is important to you and it is qualified in its entirety by reference to a version of the Stock Option Agreement itself, which is attached as Exhibit 10.4 hereto and is incorporated herein.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the descriptions set forth under Item 1.01 – Subscription Agreement above with respect to the Units, the Series B Warrant and the Series C Warrant, which are incorporated into this Item 3.02 by reference.

The Units were issued to the Investor in reliance upon exemptions from registration pursuant to, among others, Section 4(2) under the Securities Act and Regulation S promulgated under the Securities Act, as the Units were issued in an offshore transaction involving only a non-U.S. purchaser.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 1, 2013, Mr. Joseph Sierchio resigned as the Company’s Acting Interim President and Chief Executive; his resignation was not due to any disagreements between him and the Company. Mr. Sierchio remains a member of the Company’s Board of Directors and its Secretary.

Effective as of December 1, 2013, the Company appointed Mr. Thomas Bold as its President and Chief Executive Officer. As part of his appointment, the Company entered into the Consulting Agreement and Stock Option Agreement with Mr. Bold, which are further described in Item 1.01 – Consulting Agreement and Item 1.01 - Stock Option Agreement and are incorporated in their entirety herein.

Thomas Bold. Since 2013 Mr. Bold has been serving as a Business Consultant and Economic Advisor for StemCell Systems, GmbH. In this position he serves as a member of the steering committee of a multinational research project sponsored by the European Commission. From 2004 through 2012 Mr. Bold served as the CEO of StemCell Systems GmbH, a Berlin-based biomedical company engaged in the development and commercialization of advanced cell culture bioreactors. During his time in this position Mr. Bold managed several national and international research and development projects for the company. Mr. Bold has more than 15 years of professional business experience in the field of medical biotechnology device manufacturing, stem cell culture technology platform development and regenerative medicine research project management and product development. Mr. Bold has co-founded several start-up companies in Germany and specializes in structuring and management of new ventures and organizations. He initiated and managed successful business/R&D collaborations between many company and university partners and has been involved in successful patent application processes and IP portfolio management. Mr. Bold has assisted companies in securing millions of dollars of funding from local and national German research organizations and the European Commission and managed national and international life science R&D projects for Hybrid Organ GmbH, StemCell Systems GmbH and the Charité Medical Faculty of the Berlin Universities, Germany. He initiated and managed several skin therapy project consortia on wound dressing development, skin cell isolation technologies and skin cell spray deposition devices. Mr. Bold received his Bachelor’s degree in Business Management from the University of Cologne, Germany and his Diplom-Kaufmann (Masters’) degree in Business Management, Economic Journalism and American Economy from the Freie Universität Berlin.

There are no family relationships between Mr. Bold and any other officer or director of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

In reviewing the agreements included as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•
have been expressly qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement and are not included in this Current Report on Form 8-K;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found elsewhere in this Current Report on Form 8-K and our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description

4.1	Form of Stock Purchase Warrant

4.2	Registration Rights Agreement between Janus Resources, Inc. and Kalen Capital Corporation

10.1	Subscription Agreement between Janus Resources, Inc. and Kalen Capital Corporation

10.2	Lock-Up Agreement between Janus Resources, Inc. and Kalen Capital Corporation

10.3	Consulting Agreement between Janus Resources, Inc. and Thomas Bold

10.4	Stock Option Agreement between Janus Resources, Inc. and Thomas Bold

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 5, 2013.

Janus Resources, Inc.

By:	/s/ Thomas Bold
Name:	Thomas Bold
Title:	President & CEO